UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 5, 2006

                         PACKAGING DYNAMICS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 000-49741                 32-0009217
 (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
     of Incorporation)                                      Identification No.)

                 3900 West 43rd Street, Chicago, Illinois 60632
              (Address of Principal Executive Offices) (Zip Code)

                                 (773) 843-8000
              (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

              On December 29, 2005, Packaging Dynamics Corporation (the "Company") completed the sale of its property located in Detroit, Michigan for $1.3 million. The property is the site where the Company's paper mill was located prior to its closure in the fourth quarter of 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PACKAGING DYNAMICS CORPORATION


Dated: January 5, 2006                      By: /s/ Patrick T. Chambliss
                                                ----------------------------
                                                Patrick T. Chambliss
                                                Vice President and Chief
                                                Financial Officer